Welcome and Introductions
John H. Short
President and CEO
Exhibit 99

"Owned"
Revenue,
19%
"Contract"
Revenue,
81%

"Contract"
Revenue,
53%
"Owned"
Revenue,
47%

Company Overview

■ Headquartered in St. Louis, MO; over 18,000 full/part-time & PRN employees
■ Established in 1982
■ Largest contract manager of rehabilitation services; fourth largest post-acute hospital operator, third largest long-term acute care hospital provider
■ Triumph HealthCare merger created more diversified business lines, reducing reliance on management contracts for revenue and EBITDA streams
RehabCare excluding Triumph
Pro Forma w/Triumph
FYE 2009 “Owned” Revenue vs. “Contract” Revenue

Division Overviews
Skilled Nursing
Rehabilitation Services
■ $499 mm - 39% of pro
 forma revenue
■ Created in 1997
■ 1,125 locations in 37 states
■ 8.1 mm annual patient
 visits

$1.3 billion pro forma operating revenues for LTM 3/31/10
Hospital Rehabilitation
Services
■ $178 mm - 14% of pro
 forma revenue
■ Opened first program in
 1983
■ 144 locations in 32 states
■ Annually, 43,000 inpatient
 rehabilitation discharges,
 1.2 mm outpatient visits
■ $594 mm - 47% of pro
 forma revenue
■ Launched in 2005
■ 291 long-term acute care
 hospitals, 6 inpatient
 rehabilitation facilities in 13
 states
■ 410,000 annual patient
 days
Hospital Division

1Includes Triumph Hospital-The Heights, which opened in April

Day’s Agenda
■ Hospital Rehabilitation Services (HRS) Division
  Mary Pat Welc
  Senior Vice President, HRS Operations
■ Skilled Nursing Rehabilitation Services (SRS) Division
  Pat Henry
  Executive Vice President, SRS Operations
■ Hospital Division
  Kevin Gross, Senior Vice President, Hospital Operations
  Brock Hardaway, Triumph President and Chief Operating Officer
■ RehabCare Strategic Direction
   John Short
■ Q&A with Executive Management Team
■ Lunch
■ Tours of Clear Lake Rehabilitation Hospital and Triumph Hospital-Clear Lake

Hospital Rehabilitation
Services
Mary Pat Welc
Senior Vice President, HRS Operations

981
2,878
Outsourced
14.0%
Self-
operated
86.0%
HealthSouth
2.9%
Other 4.4%
Horizon
Health 17.5%
RehabCare
75.2%

■ Manages hospital-based Inpatient Rehabilitation Facilities (IRFs) and outpatient therapy programs on a contract basis, providing our partners with:
 ■ Improved internal patient flow
 ■ Ability to attract ≈ 30% admissions from external sources
 ■ Successful clinical outcomes and broader clinical programming (brain, stroke, spinal dysfunction)
 ■ Regulatory compliance (60% rule, RAC, 3-hour rule)
 ■ Recruiting and labor management
Hospital Rehabilitation Services (HRS)
Division overview
Competitive Landscape
Market Size1: 981 hospital
-based IRFs
Source: Information available from public filings or from
company websites
1MedPAC March 2010 Report to Congress
²American Hospital Directory
3,8592 short-term acute
care hospitals
Have IRF
No IRF

HRS Division
Clinical outcomes

Quality Metric	Benchmark1	Q1 10
Functional Independence Measure (FIM) Score Gain	>24.1	25.5
Discharge to Community	>72.4%	75.4%
Discharge to Short-Term Acute Care (STAC)	<12.2%	9.2%
1eRehab national average unadjusted data for Q1 10
	2008	2009	2010
FIM Gain	23.6	24.4	25.5

HRS Division
Client profile
■ 144 total contracts at end of Q1 10
 ■ Core contract base is 103 IRF agreements - average size, 20 beds
 ■ Approximately 30% of our IRF contracts have an associated second product -
 primarily OP
■ Typical customer
 ■ Small to mid-size hospital - average approximately 100 med/surg ADC
 ■ View rehab as being outside their core competencies
■ Contract model
 ■ At Risk - Typically priced on a basis that matches CMS’ reimbursement methodology
 • IRF - Fee per discharge
 • OP - Fee per unit of service
 ■ Initial contract 3 - 5 years in length, with successive renewals of 1 - 3 years each
 ■ Our average client has been with us 9 years
 ■ RehabCare provides an on-site management team in all contracts and therapists in approximately 55% of IRF contracts and 75% of OP contracts

HRS Division
Growth strategy
■ Integration of business development and senior operations team
■ Strategies to increase market share
 ■ Strategic market focus- small systems, hub and spoke
 ■ CRM process to reduce closures from historic 8% - 12% churn rate
 ■ Product development - increased flexibility in product offerings, creating centers of excellence
 ■ Second product sales - OP and hospital-based skilled
■ Strategies to increase same store growth
 ■ Electronic pre-screen to reduce time to admission
 ■ Bed expansions
■ Investment in enabling technology
 ■ Upgrade Inpatient operating system
 ■ Develop and integrate therapy point-of-care device
 ■ Benefits:
 • Increased integration with hospital operating systems
 • Improved management of regulatory compliance and productivity
 • Opportunity to upsell therapy management services
 • Solid base for development of next generation technology

INVESTOR DAY RehabCare 2010

AT&T
12:11 PM
Cancel
S00003666
Save
Information
Rehab Unit* IT Test HRS IRF
Anticipated Admit Date Wednesday, June 24, 2009
Medical Director* Training MD
Validate for Review ON
Patient Demographics
First Name* Stroke
Last Name* Survivor
Recents
Search
Rehab Units
Pre-Admi...
More

iPod
4:20 PM
Time Entry
Welcome: Lucy Brown
-- Select Facility --
0 Items
Patient
Time Remain
Therapy
Start Time
Recents
Search
Time Entry
Help
App Info

HRS Division
Technology sample
Therapist Handheld Device
Electronic Pre-Screening App
• Decrease time to admission
• Ensure compliance with screening
 requirements
• Increase productivity
• Increase integration with operations systems
• Ensure compliance with 3-hour rule

HRS Division
Outlook
■ HRS is not directly impacted by changes in CMS reimbursement, but impact on our clients may drive pricing pressure
 ■ Inpatient
 • Market basket increases will be reduced by a fraction of a percentage
 • Payments will be subject to reductions for industry “productivity” gains
 ■ Outpatient
 • Hospital-based outpatient services are exempt from therapy caps
 • All outpatient therapies are reimbursed based on the physician fee schedule
 • Congress continues to postpone reductions to the physician fee schedule
■ Expect 15% - 17% operating earnings margin for FY2010
■ Anticipate 2 - 4% year-over-year growth in IRF same store discharges for FY2010
■ Unit count expected to decrease in first half of year with recovery in second, resulting in flat unit growth for year
 ■ 12 known openings YTD 2010 vs. 6 openings for FY2009
Openings	YTD 2010	FY2009
IRF	6	5
Skilled Nursing	4	0
Outpatient	2	1

Skilled Nursing
Rehabilitation Services
Pat Henry
Executive Vice President,
SRS Operations

INVESTOR DAY RehabCare 2010

Third party
Affiliated
1,125
300
700
200
500
222
316
108
342
400
99
RehabCare
Genesis HealthCare
Kindred
SUNDANCE REHABILITATION
Select
EnduraCare
Skilled Healthcare Group

Competitive Landscape — # of facilities served
Self-
operated
Market Size1: 15,000+
Medicare-certified SNFs
Skilled Nursing Rehabilitation Services (SRS)
Division overview
■ Manages rehab programs for 1,125 Skilled Nursing Facilities (SNF), associated Long-
 Term Care Centers and Assisted/Independent Living locations
 ■ Each Medicare-certified SNF is required to provide physical, speech and occupational therapy, but many prefer outsourcing this component of their business
 ■ Long-term care and assisted/independent living resident services under Medicare Part B
■ RehabCare provides a compelling value proposition to its SNF partners
 ■ Access to advanced technology platform
 ■ Broader array of clinical programming
 ■ Better access to therapist labor pool
 ■ Reimbursement expertise and denials management
Source: Information available from public filings or from company websites
¹Source: MedPAC Report to Congress, March 2010
11,000+
1,125
1,000
700
538
450
400
300
188

SRS Division
Client profile
■ Average SNF includes 120-140 beds
 ■ Medicare Part A - 20 beds
 ■ Residential Long-Term Care/Part B
■ RHB client
 ■ Freestanding SNF (85% of total contracts)
 ■ Small to mid-size chain of facilities (chains of 3 or more facilities account for 47% of total contracts)
 • Average size of chain client is 9 facilities
 ■ Campus of Care - Assisted and Independent Living
■ Contracts
 ■ Typically 1-2 years at the outset with an automatic renewal
 ■ Average contract life is 3.3 years
 ■ 10% annual contract turnover
 • Reasons for closures:
 – Competition - 46%
 – Change of ownership or facility closure - 38%
 – Payment problems - 11%
 – Other - 5%

INVESTOR DAY
RehabCare
2010

iPod
3:11 PM
Friday
5
Mail
Calendar
Photos
Contacts
YouTube
Stocks
Maps
Weather
73°
Voice Memos
Notes
Clock
Calculator
1
Settings
iTunes
SmartTx
Music
Videos
Safari
App Store

SRS Division
Technology platform
■ State-of-the-art iPhone and iPod Touch technology
 ■ Planned rollout to all clinicians by year end
 ■ Currently in the hands of about 500 therapists
 ■ Increases speed and accuracy
 • Maximizes therapist productivity
 • Reduces billing errors and subsequent denials
■ Systems with advanced reporting capability
 ■ Captures Resource Utilization Group (RUG) specific information for Minimum Data Set (MDS) input
 ■ RUG category placement results in appropriate payment
■ Records patient outcome data
 ■ Includes discharge location and hospital re-admissions
 ■ Tracks data to ensure optimal outcomes at lowest cost
■ Benchmarking reports
 ■ National comparative data for SNFs in RehabCare universe
 • Ability to track common metrics across venues of service
 • Support future research on decision making for post-acute patient placement

AT&T
8:16 AM
Main Menu
February 17, 2010
2001176 - Park Manor of Cy...
23 Residents
Punch IN to
2001176 - Park Manor of Cypress Station -...
Treatments
Patients in List: 0 Currently in Treatment: 0
Time Card
Daily Schedule
Synchronize
App. Ver. 3.2.4.1

AT&T 3G
8:21 AM
Actives List
Distribute
Edit Time
S. Hollis - OT
2/17/10
Bob, Sponge
7:00:00 AM - 7:45:00 AM
Elapsed: 45
Planned: 0
Distributed: 45
Planned Group: 0
Remaining: 0
CPT
Min.
Qty.
96115
30
2
Neurobehavior status exam
97110
15
1
Therapeutic exercise
92610
Clinical eval of swallow
Main
Facilities
T-Card
Sched.
Tx
Active

SRS Division
Technology sample
 Upon logging in, therapists have the
 ability to choose which facility they’re
 working in, clock in for the day,
 enter/edit treatment information,
 balance their time card, review the
 patient schedule and synchronize their
 data
 The therapist chooses the appropriate
 CPT codes and enters the number of
 minutes spent providing each treatment.
 Once the minutes have been distributed,
 the daily note icon appears in yellow to
 signify a note is now required.

INVESTOR DAY RehabCare 2010

Smart Moves

Get smart. Get moving.

SRS Division
Clinical programming
■ Patient-specific care planning tools
 ■ Care maps designed to guide decision making in patient treatment
 • Incorporated into point-of-service technology
 • Link initial care planning with discharge planning
 • Outcomes drive future placement or discharge to home
 ■ Provide clinical staff with the ability to determine cost of care and options for expanded service
■ Smart Moves Health and Wellness
 ■ Meets the increasing demand for services designed for residents of Assisted and
 Independent Living Retirement communities
 • Promotes resident ability to remain at desired level of care (“Age in Place”)
 ■ Meets demand of the “older adult” for such services

40%
35%
30%
25%
20%
15%
10%
5%
0%
36%
37%
39%
17%
19%
20%
25%
22%
20%
22%
22%
21%
Returned Home
Acute Care Hospital
Long Term Care Setting
Other
2007
2008
2009

SRS Division
Clinical outcomes

Discharge Disposition
■ Based on internal universe of over 1,100 programs; no standardized industry benchmarks exist for SNFs

SRS Division
Access to therapy staff
■ RehabCare model of regional employment teams
 ■ Shared resource between RehabCare divisions
 ■ 7 teams of recruiting and staffing management
 • Linked closely to operations; hired 2,150 therapists in 2009
 ■ Student programs
 • 275 academic affiliations and 332 RehabCare clinical education sites
 • Providing iTouch technology and applications to selected schools
 • Student hires tend to have a greater sense of loyalty
 – 2005 : hired 83 new grads
 – 2009 : hired 605 new grads
 – 2010 : goal to hire over 750
■ Industry leading therapist retention rates
 ■ Turnover rates at 10%
■ Advantages of market density for RehabCare
 ■ Staffing managers move staff as demand changes
 ■ Flexibility to meet patient need
 • Diverse clinical opportunity supports retention

SRS Division
Challenges and opportunities
■ Implementation of change to concurrent therapy rules
 ■ Preparation underway
 ■ RehabCare existing policy on concurrent therapy delivery model has been restrictive
 ■ Mitigation plan in progress:
 • Analysis of treatment methods - concurrent, group and individual
 • Leverage technology advantage to drive enhanced productivity and offset increased staff need
■ RUGs IV / MDS 3.0
 ■ October 1, 2010 or October 1, 2011????
 ■ RUGs IV delayed but on schedule with MDS 3.0 and concurrent therapy changes
 ■ Rehab in the SNF setting
 • Rehab patients in the SNF setting will continue to be profitable
 • Medically complex patients provide the opportunity to fill more Medicare beds
■ Market share opportunity
 ■ Take advantage of reimbursement changes and provide support and training to SNF operators
 ■ Our advanced technology will be key as complexity of reporting increases
 • Track superior clinical outcomes at lowest cost
 • Monitor key indicators such as hospital readmission rates

SRS Division
Outlook
■ Growth strategy
 ■   New sales with focus on self-operated programs
 ■   Same store growth as patient population requiring rehabilitation increases
■ Expect 7% - 8% operating earnings margins for the full year 2010, driven by mid
 -single digit year-over-year same store revenue growth
 ■   Reflects the estimated impact of new concurrent therapy rules, the rollout of new technologies, pricing pressures and wage rate increases during the year
■ Anticipate 50 to 75 new units in 2010
■ Patient Protection and Affordable Care Act (PPACA) extended the Part B therapy cap exception process through Dec. 31, 2010

505
TRIUMPH HOSPITAL
TOMBALL
A Campus of Triumph Hospital North

INVESTOR DAY

RehabCare®

2010

Hospital Division
Kevin Gross
Senior Vice President, Hospital Operations
Brock Hardaway
Triumph HealthCare President & COO

INVESTOR DAY RehabCare 2010

6
93
89
6
83
29
6
23
19
11
5
8
6
8
HEALTHSOUTH
Select
Kindred
RehabCare
RHC
LIFECARE HOSPITALS
VIBRA
ERNEST HEALTH, INC
Cornerstone
CENTERRE HEALTHCARE

Hospital Division
Overview
Competitive Landscape
1MedPAC, March 2010 Report to Congress
2Includes Triumph Hospital-The Heights, which opened in April
■ Post Triumph merger, fourth largest post-acute hospital operator, third largest long-term acute care hospital provider
■ RehabCare pursues joint venture hospital partnerships (nine currently, representing 15 locations) with market-leading acute care providers and physician groups, in addition to our wholly owned facilities
Market Size1: 221 IRFs
(Freestanding and HIHs)
Market Size1: 386 LTACHs
IRFs
LTACHs
23
Source: Information available from public
filings or from company websites
99
95
83
35

19
16
14
8
4
2

Hospital Division
Locations
Note: Bed figures represent licensed beds

Triumph Lima
Beds: 26
Triumph Mansfield
Beds: 33
Triumph Fargo
Beds: 31
Triumph Central Dakotas
Beds: 41
Triumph El Paso
Beds: 62
Triumph Easton
Beds: 31
Triumph Central
Houston
Beds: 40
Triumph Aurora
Beds: 37
Triumph Amarillo
Beds: 72
Triumph
Northwest
Beds: 85
Triumph
Clear Lake
Beds: 110
Triumph
Channelview
Beds: 83
Triumph
North
Beds: 86
Triumph
Tomball
Beds: 75
Triumph
Baytown
Beds: 37
Triumph
Town & Country
Beds: 66
Triumph Victoria
Beds: 23
Triumph Philadelphia
Beds: 58
Triumph Our Lady
of Peace - South
Bend
Beds: 32
Triumph Heights
Beds: 42
Clear Lake
Beds: 60
Triumph
Southwest
Beds: 105
Northwest TX
Beds: 44
St. Luke’s
Beds: 35
Northland
Beds: 35
Tulsa
Beds: 60
Rome
Beds: 24
Arlington
Dallas
Central Texas
Beds: 24
Beds: 24
Beds: 20
Beds: 60
Lafayette
Beds: 68
New Orleans
Beds: 56
West Gables
Beds: 60
Denotes Hospital in Hospital (HIH) - remaining facilities are freestanding (note: freestanding LTACHs are not subject to the 25% rule)
New Orleans - grandfathered from the 25% rule
Indicates Inpatient Rehabilitation Facility (IRF)
Indicates Long-Term Acute Care Hospital (LTACH)
Greater Peoria
Beds: 50
Triumph Detroit
Beds: 77

Hospital Division
Strategy
■ Development Projects
 ■ Houston Heights (remote provider for Triumph North)
 • 42-bed LTACH - Opened April 15, 2010
 ■ Rome, Georgia (expansion)
 • 24 beds expanded to 45-bed LTACH - Opening Q2 11
 ■ Central Texas (expansion)
 • 20 beds expanded to 60-bed IRF - Opening Q1 12
■ Net revenue growth
■ Managed care and commercial payors
■ Developing IRF opportunities within Triumph facilities
■ Adding services to legacy RehabCare LTACHs - ICU, CT, expanded laboratory
■ Leverage support functions in Houston

- Patient clinical assessment – new regulations 1/1/10
- Salesforce technology
- CMS 13 60/40
- Length of stay efficiency

IRF
Financial
Performance
Census
Expense Control
Net Revenue

- Salary, wage and benefits costs per patient day
- Therapy cost
- Contract services

- Case Mix Index (CMI)
- Functional Independence Measure (FIM) score gain
- Truncation
- Co-morbid capture
- Discharge to community

IRFs
Key operating metrics

IRFs
Quality measures
1per 1000 patient days
2eRehab national average unadjusted data for Q1 10
Quality and Risk Indicators	Benchmark	Q1 10
Hospital Acquired Central Line Infection Rate1	<1.5	1.66
Hospital Acquired Pressure Wound Rate1	<1	0.82
FIM Score Gain	>24.12	23.1
Discharge to Community	>72.4%2	68%
Discharge to Short-Term Acute Care (STAC)	<12.2%2	14%

Overview and Update
 on LTACHs
Brock Hardaway

LTACHs
Overview
■ Update on integration
■ Update on progress made with implementing key operating metrics at legacy RehabCare LTACHs
■ Update on Triumph
■ Role of LTACHs in continuum
■ Healthcare reform and the future

LTACHs
Integration update
■ Integration of back office support is either on or ahead of schedule
■ Houston is Hospital Division office
■ Triumph name will be used to brand all 29 LTACHs
■ Taking advantage of combined scale for additional GPO savings (drugs and supplies)
■ New regional operations structure effective May 1
 ■ Gulf Coast Region (Texas and Louisiana)
 ■ National Region (All other hospitals)
 ■ Promotes a single approach and culture across the Hospital Division
■ Overall, integration has been smooth

Census
Expense Control
Net Revenue
LTACH Financial Performance

- ADC
- Admission volumes
- Commercial mix
- ALOS

- Labor
- Contract labor
- Drugs

- CMI
- Window %
- Unpaid days
- Commercial rates

LTACHs
Key operating metrics

LTACHs
Progress w/implementing Triumph metrics
Performance Metric for legacy hospitals	2009 Actual	Q1 10 Actual
Volume
Occupancy	56%	58%
Case Management
Window %	33%	44%
CMI	1.00	1.01
Medicare Net Revenue per patient day (PPD)	$1,176	$1,424
Non-Medicare Net $ PPD
Commercial $ PPD	$1,258	$1,339

■ Operating performance for RehabCare legacy LTACHs improved sequentially in Q1 10 by $2.6 million

Average Daily Census

944
1005
2009
2010 Q1

Non-Medicare Average Daily Census/Mix

260
272
2009
2010 Q1

$1,392
$1,440
2009
2010 Q1

Non-Medicare Rate Per Day

$1,688
$1,729
2009
2010 Q1

LTACHs (all)
Performance on key metrics
Medicare Net Revenue
*2009 operating stats are Pro forma

LTACHs
2010 operational outlook
■ Implementing services and programs that will improve quality of care and quality of earnings
 ■ ICU (Tulsa and Rome - new construction)
 ■ Around-the-clock physician coverage (Tulsa, Dallas, Lafayette, Peoria, Kansas
 City)
 ■ Ancillary enhancements (Tulsa, Dallas, Lafayette, Peoria, El Paso)
 • CT scanners
 • Hyperbaric chamber(s)
 • Special procedure rooms
■ New hospitals are performing
 ■ The Heights already exceeding volume expectations
 ■ Peoria hospital ended qualifying period at the end of April

■ New regional operations structure gives stability, direction and support to drive performance across the portfolio

LTACHs
Role within the continuum
■ LTACHs represent the earliest discharge option from the STAC setting
 ■ ICU/high observation unit (HOU) allows for early and safe transfer of medically complex patients
 ■ Availability of ancillary services, advanced equipment and experienced staff

■ LTACHs can discharge patients home or to highest level of functionality faster
 ■ Multi-disciplinary approach means all caregivers are focused on same outcome
 ■ Strong therapy component results in patients going home or to the next level of care faster; therapists work with the nursing staff to resolve medical issues while dealing with physical rehabilitation aspects of the treatment plan

■ LTACHs should:
 ■ Accept patients from STAC/ICU setting within 3-5 days of diagnosis and stabilization
 ■ Discharge at least 50% of their patients home and within the Medicare defined expected ALOS
 ■ Return less than 5% of their patients to the STAC setting for services the LTACH can’t provide or manage safely
 ■ Reduce 90-day STAC discharge readmit rates by healing and educating patients and families on care/prevention

LTACHs
Triumph approach
■ Equipped ICU or HOU with experienced, well-trained ICU staff
 ■ 88% of Triumph hospitals have an ICU or HOU today
 ■ All but one will have an ICU or HOU by this time next year
■ Availability of on-site, 24/7 physician coverage
 ■ 75% of Triumph hospitals have either 24/7 on-site coverage or on-site coverage on nights and weekends and attending physicians during the day
 ■ All freestanding hospitals with an ICU will have 24/7 physician coverage immediately available and on
 -site by end of 2010
■ Nursing and respiratory therapy on-site and dedicated around the clock
 ■ 100% of Triumph hospitals provide on-site and dedicated nursing and RT staff
 ■ 100% of Triumph hospitals have at least one RN on site at all times
■ Ancillary support necessary to provide safe care to complex patients
 ■ CT scanner and other routine radiological services on-site or contracted to be readily available
 ■ Hyperbaric oxygen chamber and/or other advanced equipment for treating complex wounds on-site or contracted to be readily available
 ■ Procedure room capable of doing basic procedures or contracted to be readily available
■ Report quality outcomes
 ■ Triumph benchmarks all hospitals on monthly/quarterly basis
 ■ Core measures are tracked for all hospitals and reported to Sr. Management
■ Admit high proportion of high acuity patients (CCs, MCCs, etc.)
 ■ Triumph does not admit any patients that have a primary condition of rehabilitation
 ■ Over 90% of Triumph Medicare discharges have either MCC or CC
■ Triumph utilizes Interqual criteria
Facility/Services
Patient Admission Criteria

LTACHs
Quality measures
■ Triumph measures, tracks and reports
 quality related data elements - core
 measures
 ■ Variances to benchmark require
 management intervention
 ■ Internal and external benchmarks
 ■ Quality of earnings almost always follows
 quality of care
■ Triumph core measures
 ■ Wound improvement
 ■ Ventilator weaning
 ■ Hospital acquired infection rate
 ■ Hospital acquired pressure wound
 rate
 ■ Mortality rate
 ■ Readmissions to STAC
■ Little or no comparative data exists
■ ALTHA benchmarking program
 ■ Industry-wide effort to develop quality
 standards
 ■ Data collection starting for Q110
Measure	Benchmark	Triumph 2009 Actual*
Wound Improvement Rate	90%	89%
Ventilator Weaning Rate	75%	62%
Hospital Acquired Infection	2.6/1,000 days	1.8/1,000 days
Hospital Acquired Pressure Wounds	2.3/1,000 days	1.8/1,000 days
Mortality Rate	18%	12%
Unplanned Transfers to STAC	5%	4%
*excluding legacy RehabCare

LTACHs
Healthcare reform and proposed RY2011 Rule
■ Healthcare reform signed into law March 23, 2010
 ■ Extends all provisions of MMSEA until end of 2012
 • Moratorium on new LTACH beds
 • HIH quota % frozen at 50% or higher
 • Restricts CMS from implementing one-time budget neutrality adjustment
 • Restricts CMS from implementing short-stay outlier policy
 ■ 25bps reduction to market basket effective Apr. 1, 2010 and another 50bps reduction effective Oct. 1, 2010
 ■ Prohibits new physician-owned hospitals
 ■ Impact of the insured patient population created by healthcare reform is unclear
 ■ Post-acute bundling pilots
■ Proposed RY2011 Rule for LTACHs
 ■ Slight decrease in the Federal Rate
 ■ Slight increase in the fixed loss threshold for outliers
 ■ Adjustments to Wage Index which results in some winners and some losers
 ■ Adjustments to Diagnosis-Related Group (DRG) weights
 ■ If passed as proposed, the RY2011 rule would have less than a 1% impact (before behavioral changes)

LTACHs
Growth plans and the future
■ With MMSEA extended until end of 2012, growth will come from acquisitions
 ■ Growing number of interested LTACH sellers
 ■ Attractive purchase multiples
 ■ Triumph management team has proven results and track record

■ Impact of healthcare reform
 ■ More insured lives in markets will likely result in more pressure on inpatient utilization at
 STAC hospitals
 ■ Could result in higher referral volumes from STAC hospitals
 ■ Working on post-acute bundling in Houston market
 • Triumph has 11 LTACH locations in the Houston market
 • RehabCare has 2 IRF locations in the Houston market
 • RehabCare has many strong SRS client locations in the Houston market
 • Relationship with Memorial Hermann

Hospital Division
Outlook

■ Expect FY2010 revenue of $650 - $675 mm
■ Anticipate EBITDA of $90 - $100 mm for FY2010
 ■ Reflects the impact of:
 • Market basket reductions for IRFs and LTACHs
 • RY2011 proposed LTACH rule
■ Reaffirm breakeven operating earnings run rate for 13 legacy hospitals by the end of Q2 10 and breakeven operating earnings for FY2010
■ Dallas LTACH anticipated to be accretive by end of Q2 10
■ Triumph hospitals expected to achieve 18% to 20% EBITDA margins for
 FY2010
■ Net income attributable to noncontrolling interests expected to approximate
 $3 million for FY2010

Strategic Direction
John Short

Drive Continued Growth
■ Achieve margin expansion in legacy RehabCare hospitals through
 Triumph merger
■ Develop IRF opportunities in Triumph markets
■ Achieve unit and same store growth in contract services divisions
■ Identify and evaluate add-on acquisitions in each division
■ Leverage continuum capabilities

Hospital
Medical/Surgical
Inpatient Rehabilitation Facilities
Skilled Nursing Facilities
Long Term Acute Care Hospitals
Outpatient Rehabilitation Programs
Post-Acute Continuum
ASSISTED LIVING FACILITY
INDEPENDENT LIVING FACILITY
HOME

Leverage Continuum Capabilities

■ Diversity gives us ability to withstand market pressures in any one segment
■ Strong positioning in primary venues of post-acute care provides “one-stop shop” for acute care discharge planners
■ Ensures seamless transition of patients to the right level of care at the right time, with the best possible outcomes
■ Offers flexible solutions to clients and partners and positions RehabCare for bundled reimbursement
■ Provides opportunity to share resources, link referral relationships and integrate clinical services in markets with significant overlap

Market Sector Overlap
Examples
Market Area	Skilled Nursing Rehabilitation Services programs	Hospital Rehabilitation Services programs	Hospitals
Houston	26	1 Inpatient	11 LTACHs 1 IRF
Philadelphia	13	3 Inpatient 1 Skilled Nursing 8 Outpatient	2 LTACHs
Detroit	13	1 Inpatient 4 Outpatient	1 LTACH
St. Louis	99	3 Inpatient	1 IRF
Dallas	46	1 Inpatient 1 Outpatient	1 LTACH 1 IRF

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BACK OFFICE

Promote Integration
Through information sharing
■ Customer Relationship Management (CRM) to build and manage client relationships
■ Development of Electronic Medical Record (EMR) to build consolidated repository of clinical data
■ Human Capital Management (HCM) to integrate processes for building and retaining workforce
■ Single solution for Back Office operations to unify and standardize
■ Application of Google Cloud-Based Technology to minimize capital expenditure

Electronic Medical Record
■ Facilitates care coordination across settings
 and geographic locations, reduces
 administrative burden of dueling data sets
■ Integrates with or provides EMR structure for
 host facility (opportunity to upsell mgt. services)
■ Our point-of-service technology provides
 currency of data
■ Enhances our ability to evaluate patient
 appropriateness, provide timely information to
 referrers and address care follow-up (i.e.
 impact readmissions)

Deploying cloud-based EMR platform to conform to
meaningful use standards; in SRS by end of 2011,
Hospitals by end of 2012

INVESTOR DAY
RehabCare
2010

Google
Health

nurse's station signage

RehabCare
HOSPITAL
Google

hospital entrance signage

Google PHR
■ Working with Google Health on customization of free, cloud-based Personal
 Health Record (PHR) to be applied across divisions
■ Allows monitoring of patient’s compliance with discharge plan and progress with recovery goals
■ Further engages patient and family in treatment process and teaches patient how to make healthy lifestyle choices
■ Goal is to ensure optimal outcome post-discharge and prevent readmission
■ Added benefit: Google name recognition gives RehabCare greater visibility

■ Initially targeted at Medicare beneficiaries; demonstration project will determine what structures and processes work best and where
■ Shifts away from traditional fee-for-service model
■ Providers are rewarded for better care coordination that meets quality of care indicators and cost savings targets
■ Provides us opportunity to participate in voluntary ACOs; broadened our product offerings to include solutions for an ACO model as well as other integrated delivery systems
Promote Integration
Under health reform
Shared savings program is established in 2012 for
providers organized as Accountable Care Organizations
(ACOs) that voluntarily meet quality thresholds.

Promote Integration
Under health reform
■ Houston network model
 ■ Utilizing our broad continuum services and system relationships (e.g. Memorial
 Hermann) to test post-acute network strategy
 ■ Beginning in 2011, working to determine components of successful bundling model to assist CMS in setting national study parameters
■ AMRPA Continuing Care Hospital (CCH) project
 ■ Serving on AMRPA (American Medical Rehabilitation Providers Assoc.) committee that will be developing industry pilot to test CCH model
 ■ Would be an amalgam of post-acute care settings (either actual building or virtual entity) that would be paid on a per-episode basis, which includes full period of stay plus 30 days post discharge
■ One estimate indicates bundling acute and post-acute services could save $20 billion over 10 years; also eliminates need for complex maze of regulations
In 2013, CMS begins 3-year national pilot project to study
the effectiveness of a bundled payment system.

Safe Harbor
Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the
Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and current reports on Form 8-K. Do not rely on forward looking statements as the Company cannot predict or control many factors that affect its ability to achieve the results estimated. The Company makes no promise to update any forward-looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.